                                                                   EXHIBIT 10.21


                              AMENDMENT NUMBER TWO
                                       AND
                               WAIVER AND CONSENT
                                       TO
                           LOAN AND SECURITY AGREEMENT


                  This AMENDMENT NUMBER TWO AND WAIVER AND CONSENT TO LOAN AND SECURITY AGREEMENT (this "Amendment, Consent and Waiver") is entered into as of June 30, 2000, among QUEEN SAND RESOURCES, INC., a corporation formed under the laws of the State of Delaware ("QSRD"); QUEEN SAND RESOURCES, INC., a corporation formed under the laws of the State of Nevada (the "Borrower"); each of the lenders that is a signatory hereto (individually, a "Lender" and, collectively, the "Lenders"); FOOTHILL CAPITAL CORPORATION, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"); and ABLECO FINANCE LLC, as collateral agent for the Lenders (in such capacity, the "Collateral Agent"), with reference to the following facts:

                  A. QSRD, Borrower, the Lenders signatory thereto, Administrative Agent and Collateral Agent, heretofore have entered into that certain Amended and Restated Credit Agreement, dated as of October 22, 1999, as amended by that certain Amendment Number One to Loan and Security Agreement dated as of May 23, 2000 (as heretofore amended, supplemented, or otherwise modified, the "Agreement");

                  B. QSRD and Borrower have requested that the Lenders (i) consent to the sale by Borrower for cash of all of its net profits interest (sometimes referred to as an overriding royalty interest) in the Lopeno-Volpe properties more particularly described on Exhibit A attached hereto and by this reference made a part hereof (the "Sold Properties") pursuant to the terms of that certain Purchase and Sale Agreement among Borrower, Choctaw II Oil & Gas, Ltd., a Texas limited partnership ("Choctaw"), and Cody Texas L.P., a Texas limited partnership ("Cody") dated June 7, 2000, a copy of which is attached hereto as Exhibit C-1, and to the acquisition by Borrower of a working interest and a net profits interest in certain properties (including, without limitation, certain of the Sold Properties) to be acquired by virtue of that certain Assignment, Bill of Sale and Conveyance being more particularly described on Exhibit B attached hereto and by this reference made a part hereof (all properties being described on Exhibit B collectively, the "Acquired Properties") pursuant to that certain Letter Agreement between Borrower and Cody Energy, L.L.C., a Texas limited liability company, dated April 20, 2000, a copy of which is attached hereto as Exhibit C-2 (the agreements attached as Exhibits C-1 and C-2 being collectively referred to herein as the "Purchase and Sale Agreements" and the transactions contemplated by the Purchase and Sale Agreements being herein collectively referred to as the "Sale Transaction"), (ii) permit the cancellation by Borrower of the Conveyance of Production Payment from Choctaw effective as of March 1, 1999 (the "Production Payment") in connection with the sale of the Sold Properties, (iii) consent to the release and amendment of the Lien of the Collateral Agent in the

                  Sold Properties, as perfected by that certain Amended, Restated and Consolidated Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement executed by the Borrower and Collateral Agent, as successor to Bank of Montreal, as Agent, and as amended by that certain Amendment to Amended, Restated and Consolidated Mortgage, Deed of Trust, Assignment of Production, Security Agreement, and Financing Statement originally recorded in the official records of Zapata County, Texas, on April 30, 1998, Volume 593, Page 665 and in the official records of Starr County, Texas, on April 30, 1998, Volume 805, Page 066 (the "Mortgage"), so as to release such Lien with respect to the Sold Properties and to amend the Lien to encumber the Acquired Properties, (iv) waive compliance with the provisions of
                  Section 9.14 of the Agreement with respect to the sale of the Sold Properties as described above, (v) acknowledge and agree that none of the amounts received or paid by the Borrower under the Purchase and Sale Agreements shall be applied or otherwise reduce or limit the Dollar amount available for (a) asset dispositions under Section 9.14 of the Agreement, (b) Permitted Acquisitions under paragraph G of the definition thereof in Section 1.01 of the Agreement, and (c) capital expenditures under Section 9.22 of the Agreement, and (v) amend Section 8.07(a) of the Agreement to reverse the Scheduled Re-determination Dates on which the Borrower is to furnish to the Agents and the Lenders Reserve Reports prepared by certified independent petroleum engineers or Reserve Reports internally prepared under the supervision of the Borrower's chief engineer; and

                  C. The Lenders are willing to consent to such requests subject to the term and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the above recitals and the mutual premises contained herein, the Lenders signatory hereto, the Administrative Agent, the Collateral Agent, QSRD and Borrower hereby agree as follows:

                  1. DEFINITIONS FOR THIS AMENDMENT.

                  Any and all initially capitalized terms used herein shall have the meanings ascribed thereto in the Agreement, as amended hereby. For purposes of this Amendment, Consent and Waiver only, the following initially capitalized terms shall have the following meanings:

                  "Acquired Properties" has the meaning set forth in Recital B hereof.

                  "Choctaw" has the meaning set forth in Recital B hereof.

                  "Cody" has the meaning set forth in Recital B hereof.

                  "Mortgage" has the meaning set forth in Recital B hereof.

                  "Production Payment" has the meaning set forth in Recital B hereof.

                  "Purchase and Sale Agreements" has the meaning set forth in Recital B hereof.

                  "Sale Transaction" has the meaning set forth in Recital B hereof.

                  "Sold Properties" has the meaning set forth in Recital B hereof.

                  2. AMENDMENTS TO THE AGREEMENT.

                        a. Section 8.07(a) of the Agreement is amended and
                           restated in its entirety to read as follows:

                           (a) No later than 30 days prior to each Scheduled Re-determination Date, commencing with the Scheduled Re-determination Date to occur on March 15, 2000 the Borrower shall furnish to the Agents and the Lenders a Reserve Report. The June 30 Reserve Report of each year shall be prepared by or under the supervision of the chief engineer of the Borrower who shall certify such Reserve Report to be true and accurate and to have been prepared in accordance with the procedures used in the immediately proceeding December 31 Reserve Report and the December 31 Reserve Report of each year (commencing with the Reserve Report dated as of December 31, 1999) shall be prepared by certified independent petroleum engineers or other independent petroleum consultant(s) acceptable to the Administrative Agent.

                        b. Section 9.14 of the Agreement is amended and restated
                           in its entirety to read as follows:

                           SECTION 9.14. Sale of Oil and Gas Properties.
                           QSRD and the Borrower will not, and will not permit any Subsidiary to, sell, assign, farm-out, convey or otherwise transfer any Oil and Gas Property or any interest in any Oil and Gas Property except for (i) sales of Hydrocarbons in the ordinary course of business, (ii) sales of assets which are worn-out or obsolete and are not material to the continuation of its business, (iii) intercompany sales or other dispositions by any Obligor to the Borrower or by any Subsidiary Guarantor to another Subsidiary Guarantor, provided the foregoing shall not permit dispositions to Non-Recourse Subsidiaries, except to the extent permitted by Section 9.03(j)), (iv) dispositions of equipment when substantially similar equipment has been or will be acquired, (v) any transfer or conveyance required pursuant to the terms of the Escrow Agreement, and (vi) so long as no Event of Default has occurred and is continuing, and no Overadvance would result therefrom, sales or other dispositions of Oil and Gas Properties or other assets which shall not exceed $1,000,000 in the aggregate in any fiscal year; provided that the amount determined pursuant to paragraph (b) of the definition of Borrowing Base in Section 1.02 shall be adjusted by an amount equal to the value, if any, assigned such Property or asset in the most recently determined Borrowing Base; and provided, further, at or prior to the effective date of any such sale, assignment, farm-out, conveyance or other transfer of any Oil and Gas Properties, and as a condition to Borrower's authority to do so, Borrower shall deliver to the Administrative Agent a certificate executed by a Responsible Officer of Borrower certifying (i) that no Event of Default has occurred and is continuing,
                           (ii) to the valuation of the Oil and Gas Properties involved utilizing the NYMEX Swap Price for valuation purposes, (iii) that the disposition proposed will not violate any of the Dollar limitations or other conditions set forth in this Section 9.14, (iv) that the disposition will not result in an Overadvance, and (v) the consideration and manner of the payment thereof to be received by Borrower for the disposition of the Oil and Gas Properties involved.


                  3. CONSENT TO SALE TRANSACTION. The Lenders hereby consent to
(i) the Sale Transaction to be effected pursuant to the Purchase and Sale Agreements, (ii) the cancellation of the Production Payment, (iii) the release of the Lien of the Collateral Agent in the Sold Properties subject to the Mortgage provided that Borrower subject to the Lien of the Collateral Agent the working interest and net profits interest in the Acquired Properties acquired by the Borrower, and (iv) waiver of compliance of the Sale Transaction with the requirements of Section 9.14 of the Agreement. The Lenders hereby also consent, acknowledge and agree that none of the amounts paid or received by Borrower under the Purchase and Sale Agreements shall be considered in calculating, or shall otherwise reduce or limit, the aggregate Dollar amount available to QSRD, Borrower, or any Subsidiary for (i) asset dispositions under Section 9.14 of the Agreement, (b) Permitted Acquisitions under paragraph G of the definition thereof in Section 1.01 of the Agreement, and (iii) capital expenditures under
Section 9.22 of the Agreement. Such waiver, consent and agreement is specific in time and in intent and does not constitute, nor should it be construed as constituting, except to the extent expressly set forth herein, a waiver or modification of any term of, or right, power, or privilege under, the Agreement, the other Loan Documents, or any agreement, contract, indenture, documents, or instrument mentioned therein. Nothing herein constitutes a waiver of any Event of Default. Such waiver does not preclude any exercise or further exercise of any other right, power, or privilege under any Loan Document.

                  4. CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS
AMENDMENT.

                  The effectiveness of this Amendment, Consent and Waiver is subject to the fulfillment, to the satisfaction of Agents and their counsel, of each of the following conditions:

                        a. Collateral Agent shall have received each of the
                           following documents, in form and substance satisfactory to Collateral Agent and its counsel, duly executed, and each such document shall be in full force and effect:

                           (i)   this Amendment, Consent and Waiver;

                           (ii) the Reaffirmation and Consent (as hereinafter defined);



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

                           (iii) an amendment to the Mortgage satisfactory to
                                 Collateral Agent and its counsel releasing the Lien of the Mortgage in the Sold Properties and bringing under the encumbrance of the Mortgage the Acquired Properties; and

                           (iv) the certificate required by Section 9.14(vi) executed by a Responsible Officer of Borrower certifying (a) that no Event of Default has occurred and is continuing, (b) to the valuation of the Oil and Gas Properties involved in the Subject Transaction utilizing the NYMEX Swap Price for valuation purposes,
                                 (c) that the Subject Transaction will not violate any of the Dollar limitations or other conditions set forth in Section 9.14 with the exception of the $1,000,000 overall fiscal year limitation on the sale or other disposition of Oil and Gas Properties which requirement has been waiver by this Amendment, Consent and Waiver, (d) that the Subject Transaction will not result in an Overadvance, and (e) the consideration and manner of the payment thereof to be received by Borrower with respect to the Subject Transaction.

                        b. Administrative Agent shall have received, for the
                           ratable benefit of the Lenders, an amendment, consent and waiver fee of $35,000, which fee is earned in full by the Lenders, due and payable by Borrower to the Lenders on the date hereof, and non-refundable when paid;

                        c. The representations and warranties in Section 5 of
                           this Amendment, Consent and Waiver, the Agreement as amended by Section 2 of this Amendment, Consent and Waiver, and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

                        d. After giving effect hereto, no Event of Default or
                           event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

                        e. No injunction, writ, restraining order, or other
                           order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, QSRD, any Subsidiary Guarantor, any Lender, Collateral Agent, Administrative Agent, or any of their Affiliates;



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

                        f. No material adverse change shall have occurred in the
                           financial condition of Borrower, QSRD, any Subsidiary Guarantor, or in the value of the Collateral; and

                        g. All other documents and legal matters in connection
                           with the transactions contemplated by this Amendment, Consent and Waiver shall have been delivered or executed or recorded and shall be in form and substance reasonably satisfactory to Collateral Agent and its counsel.

                  5. REPRESENTATIONS AND WARRANTIES. Each of QSRD and the Borrower hereby represents and warrants to the Agents and the Lenders that: (a) the execution, delivery, and performance of this Amendment, Consent and Waiver and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; and (b) this Amendment, Consent and Waiver and the Agreement, as amended by this Amendment, constitute the legal, valid, and binding obligation of each of QSRD and the Borrower, enforceable against each of QSRD and the Borrower in accordance with their terms.

                  6. REAFFIRMATION AND CONSENT. Concurrently herewith, QSRD and the Borrower shall cause each current Subsidiary Guarantor to execute and deliver to the Agents the Reaffirmation and Consent attached hereto as Exhibit D (the "Reaffirmation and Consent").

                  7. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER. Section 12.13 of the Agreement is incorporated herein by this reference as though fully set forth herein.

                  8. MISCELLANEOUS.

                        a. Upon the effectiveness of this Amendment, Consent and
                           Waiver, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment, Consent and Waiver.

                        b. Upon the effectiveness of this Amendment, Consent and
                           Waiver, each reference in the Loan Documents to the "Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment, Consent and Waiver.

                        c. This Amendment, Consent and Waiver may be executed in
                           any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment, Consent and Waiver by signing any such counterpart. Delivery of an executed counterpart of this Amendment,

                           Consent and Waiver by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment, Consent and Waiver. Any party delivering an executed counterpart of this Amendment, Consent and Waiver by telefacsimile also shall deliver a manually executed counterpart of this Amendment, Consent and Waiver but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment, Consent and Waiver.






                  [remainder of page intentionally left blank]

                   IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

                                        QUEEN SAND RESOURCES, INC.,
                                        a Delaware corporation


                                        By:  /s/ ROBERT P. LINDSAY
                                             -----------------------------------
                                             Robert P. Lindsay
                                             Chief Operating Officer

                                        By:  /s/ RONALD I. BENN
                                             -----------------------------------
                                             Ronald I. Benn
                                             Chief Financial Officer


                                        QUEEN SAND RESOURCES, INC.,
                                        a Nevada corporation


                                        By:  /s/ ROBERT P. LINDSAY
                                             -----------------------------------
                                             Robert P. Lindsay
                                             Chief Operating Officer

                                        By:  /s/ RONALD I. BENN
                                             -----------------------------------
                                             Ronald I. Benn
                                             Chief Financial Officer

                                        Address for Notices for QSRD and the
                                        Borrower:

                                        Queen Sand Resources, Inc.
                                        13760 Noel Road, Suite 1030
                                        Dallas, Texas 75240
                                        Attention: Robert P. Lindsay
                                        Telephone: (972) 233-9906
                                        Facsimile: (972) 233-9575

                                        with a copy to:

                                        Queen Sand Resources, Inc.
                                        30 Metcalfe Street
                                        Ottawa, Canada KIP 5L4
                                        Attention: Mr. Ronald Benn
                                        Telephone: (613) 230-7211
                                        Facsimile: (613) 230-6055
                                        and

                                        Haynes & Boone LLP
                                        901 Main Street, Suite 3100
                                        Dallas, Texas 75202-3789
                                        Attention: Mr. William L. Boeing
                                        Telephone: (214) 651-5553
                                        Facsimile: (214) 651-5940


COLLATERAL AGENT:                       ABLECO FINANCE LLC, as Collateral Agent


                                        By:  /s/ KEVIN P. GENDA
                                             -----------------------------------
                                             Kevin P. Genda
                                             Senior Vice President and
                                             Chief Credit Officer

                                        Address for Notices:

                                        450 Park Avenue.
                                        New York, New York 10022
                                        Attention: Kevin P. Genda
                                        Telephone: (212) 891-2117
                                        Facsimile: (212) 755-3009

                                        with a copy to:

                                        BROBECK PHLEGER & HARRISON LLP
                                        550 South Hope Street, Suite 2100
                                        Los Angeles, California 90071
                                        Telephone: (213) 489-4060
                                        Facsimile: (213) 745-3345
                                        Attention: John Francis Hilson, Esq.


ADMINISTRATIVE AGENT:                   FOOTHILL CAPITAL CORPORATION


                                        By:  /s/ AUTHORIZED SIGNATORY
                                             -----------------------------------

                                             -----------------------------------

                                             -----------------------------------

                                        Address for Notices:

                                        11111 Santa Monica Boulevard
                                        Los Angeles, California 90025
                                        Attention: Business Finance Division
                                                   Manager
                                        Telephone: (310) 996-7000
                                        Facsimile: (310) 478-9788


LENDER:                                 ABLECO FINANCE LLC


                                        By:  /s/ KEVIN P. GENDA
                                             -----------------------------------
                                             Kevin P. Genda
                                             Senior Vice President and
                                             Chief Credit Officer


LENDER:                                 FOOTHILL CAPITAL CORPORATION

                                        By:  /s/ AUTHORIZED SIGNATORY
                                             -----------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                    EXHIBIT D
                            REAFFIRMATION AND CONSENT


                  All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Amendment Number Two and Consent and Waiver to Credit Agreement, dated as of June __, 2000 (the "Amendment, Consent and Waiver"). Each of the undersigned hereby (a) represents and warrants to the Agents and the Lenders that the execution, delivery, and performance of this Reaffirmation and Consent are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected;
(b) consents to the Sale Transaction and the amendment of the Agreement by the Amendment, Consent and Waiver; (c) acknowledges and reaffirms its obligations owing to the Agents and the Lenders under its respective Second Amended and Restated Guaranty Agreement dated as of October 22, 1999 (each a "Guaranty", and collectively, the "Guaranties") and any other Loan Documents to which it is party; and (d) agrees that the Guaranty and any other Loan Documents to which it is a party is and shall remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Agents and the Lenders have no obligation to inform it of such matters in the future or to seek its acknowledgement or agreement to future amendments, and nothing herein shall create such a duty. This Reaffirmation and Consent may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Reaffirmation and Consent. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by internal laws of the State of New York as more fully set forth in Section
5.04 of the Guaranties.


                                        QUEEN SAND RESOURCES, INC.,
                                        a Delaware corporation


                                        By:  /s/ ROBERT P. LINDSAY
                                             -----------------------------------
                                             Robert P. Lindsay
                                             Chief Operating Officer

                                        By:  /s/ RONALD I. BENN
                                             -----------------------------------
                                             Ronald I. Benn
                                             Chief Financial Officer

                                        QUEEN SAND OPERATING CO.,
                                        a Nevada corporation


                                        By:  /s/ ROBERT P. LINDSAY
                                             -----------------------------------
                                             Robert P. Lindsay
                                             Chief Operating Officer

                                        By:  /s/ RONALD I. BENN
                                             -----------------------------------
                                             Ronald I. Benn
                                             Chief Financial Officer



                                        CORRIDA RESOURCES, INC.,
                                        a Nevada corporation


                                        By:  /s/ ROBERT P. LINDSAY
                                             -----------------------------------
                                             Robert P. Lindsay
                                             Chief Operating Officer

                                        By:  /s/ RONALD I. BENN
                                             -----------------------------------
                                             Ronald I. Benn
                                             Chief Financial Officer